UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

DWS Global Commodities Stock Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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345 Park Avenue
New York, New York
10154
(800) 349-4281

August 30, 2007

DWS Global Commodities Stock Fund, Inc.

To the Stockholders:

The Annual Meeting of Stockholders of DWS Global Commodities Stock Fund, Inc. (the “Fund”) is to be held at 1:30 p.m. Eastern time, on Friday, October 19, 2007 at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the meeting of the Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and a postage prepaid envelope in which to return your proxy are enclosed. You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your proxy card.

At the Annual Meeting, the stockholders of the Fund will elect the Fund’s Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. The Fund’s Directors recommend that you vote in favor of the nominees for Director.

Your vote is very important to us. Thank you for your response and for your continued investment.

Respectfully,

Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
Axel Schwarzer
William N. Searcy, Jr.
Jean Gleason Stromberg
Carl W. Vogt

A PROXY CARD IS ENCLOSED. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THE FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

DWS Global Commodities Stock Fund, Inc.

Notice Of Annual Meeting of Stockholders

Please take notice that the Annual Meeting of Stockholders of DWS Global Commodities Stock Fund, Inc., a Maryland corporation (the “Fund”) will be held at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Friday, October 19, 2007 at 1:30 p.m. Eastern time, for the following purpose:

MATTER TO BE VOTED ON BY ALL STOCKHOLDERS:

Proposal:	To consider and vote upon the election of Messrs. Keith R. Fox, Kenneth C. Froewiss, and Richard J. Herring and Ms. Jean Gleason Stromberg as Class II Directors of the Fund, each to hold office for a term of three years and until his or her respective successor has been duly elected and qualifies.

The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. Holders of record of shares of the Fund at the close of business on August 15, 2007 are entitled to vote at the Annual Meeting of the Fund and any postponements or adjournments thereof.

By order of the Board of Directors,

John Millette,
Secretary

August 30, 2007

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. Instructions for signing the proxy card are listed in Appendix A of this proxy statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

DWS Global Commodities Stock Fund, Inc.

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DWS Global Commodities Stock Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”), 27th Floor, 345 Park Avenue, New York, New York 10154, on Friday, October 19, 2007 at 1:30 p.m., Eastern time, and at any postponements or adjournments thereof (the “Meeting”).

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being mailed to stockholders on or about August 30, 2007, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary at Two International Place, Boston, Massachusetts 02110) to the Fund. Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposal referred to in this Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The presence at any stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes,” if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

The election of a Director of the Fund requires the affirmative vote of a majority of the shares of the Fund’s stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

Holders of record of shares of the Fund at the close of business on August 15, 2007 (the “Record Date”) will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

On the Record Date, the following number of shares were issued and outstanding for the Fund:

Issued and
Shares	Outstanding

Common Stock	21,154,356.26

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for the Fund for the fiscal year ended June 30, 2007 and the semi-annual report for the fiscal period ended December 31, 2006 without charge, by calling 800-349-4281, writing to the Fund at 345 Park Avenue, New York, New York 10154, or visiting the Fund’s website at www.cef.dws-scudder.com.

PROPOSAL: ELECTION OF DIRECTORS

Persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions with respect to the holders of common stock of the Fund, to vote all proxies “FOR” the election of the four nominees indicated in the Proposal and listed in “Information Concerning Nominees” as Class II Directors of the Fund. If elected, Messrs. Fox, Froewiss, and Herring and Ms. Stromberg will each serve for a term of three years and until their respective successors have been duly elected and qualify or until they retire or resign.

All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the Fund to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees for Director of the Fund. Each of Messrs. Fox, Froewiss, and Herring is now a Class II Director of the Fund, and Ms. Stromberg is now a Class III Director of the Fund. Immediately prior to being elected as a Class II Director, Ms. Stromberg will resign her position as a Class III Director. If not elected to a Class II seat, Ms. Stromberg will remain a Class III Director of the Fund, with a term that expires at the time of the 2008 annual meeting of stockholders of the Fund. Mr. Philip Saunders, Jr., who is currently a Class II Director, has chosen not to stand for re-election at this time because he is scheduled to retire from the boards of the DWS funds, in accordance with the funds’ retirement policy, within the next year. In order to attempt to create Director classes of equal size following Mr. Saunders’ departure from the Board, Ms. Stromberg was nominated for election as a Class II Director.

Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed in the following table.

Class II — Independent Directors*/Nominees to serve until 2010 Annual Meeting of Stockholders:

			Aggregate Dollar	Number of
			Range of Equity	Funds in
			Securities in all	the Fund
		Dollar Range	Funds Overseen	Complex
	Business Experience	of Equity	by the Director in	Overseen
	During the Past 5 Years and	Securities in	the Fund	by the
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Other Directorships Held by Director	the Fund(2)	Complex(2)(3)	Director

Keith R. Fox 1954 Board member since 2005	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	None	over $100,000	77
Kenneth C. Froewiss 1945 Board member since 2004	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	$10,001 — $50,000	over $100,000	77

			Aggregate Dollar	Number of
			Range of Equity	Funds in
			Securities in all	the Fund
		Dollar Range	Funds Overseen	Complex
	Business Experience	of Equity	by the Director in	Overseen
	During the Past 5 Years and	Securities in	the Fund	by the
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Other Directorships Held by Director	the Fund(2)	Complex(2)(3)	Director

Richard J. Herring 1946 Board member since 2005	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	$10,001 — $50,000	over $100,000	77
Jean Gleason Stromberg 1943 Board member since 2005	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	None	over $100,000	77

*	Director who is not an “interested” person of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)	The mailing address of each Director with respect to Fund operations is 345 Park Avenue, New York, NY 10154.

(2)	The dollar ranges are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, over $100,000. All fund holdings information is as of August 15, 2007.

(3)	The total number of funds in the Fund Complex is 137.

Information Concerning Continuing Directors

The Board of Directors for the Fund is divided into three classes. The terms of Classes I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I — Continuing Independent Directors to serve until 2009 Annual Meeting of Stockholders:

			Aggregate Dollar	Number of
			Range of Equity	Funds in
			Securities in all	the Fund
		Dollar Range	Funds Overseen	Complex
	Principal Occupation	of Equity	by the Director in	Overseen
	During the Past 5 Years and	Securities in	the Fund	by the
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Other Directorships Held by Director	the Fund(2)	Complex(2)(3)	Director

Henry P. Becton, Jr 1943 Board member since 2005	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(4) (medical technology company); Belo Corporation(4) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	$10,001 — $50,000	over $100,000	77
Dawn-Marie Driscoll 1946 Board member since 2005	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	$1 — $10,000	over $100,000	77

			Aggregate Dollar	Number of
			Range of Equity	Funds in
			Securities in all	the Fund
		Dollar Range	Funds Overseen	Complex
	Principal Occupation	of Equity	by the Director in	Overseen
	During the Past 5 Years and	Securities in	the Fund	by the
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Other Directorships Held by Director	the Fund(2)	Complex(2)(3)	Director

Martin J. Gruber 1937 Board member since 2005	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	$1 — $10,000	over $100,000	77

Class I — Continuing Interested Director** to serve until 2009 Annual Meeting of Stockholders:

			Aggregate Dollar	Number of
			Range of Equity	Funds in
			Securities in all	the Fund
		Dollar Range	Funds Overseen	Complex
	Principal Occupation	of Equity	by the Director	Overseen
	During the Past 5 Years and	Securities in	in the Fund	by the
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Other Directorships Held by Director	the Fund(1)	Complex(2)(3)	Director

Axel Schwarzer 1958 Board member since 2006	Managing Director(5), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	None	over $100,000	83

**	Mr. Schwarzer is a senior executive officer of Deutsche Asset Management and is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act.

Class III — Continuing Independent Directors to serve until 2008 Annual Meeting of Stockholders:

			Aggregate Dollar	Number of
			Range of Equity	Funds in
			Securities in all	the Fund
		Dollar Range	Funds Overseen	Complex
	Principal Occupation	of Equity	by the Director	Overseen
	During the Past 5 Years and	Securities in	the Fund	by the
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Other Directorships Held by Director	the Fund(2)	Complex(2)(3)	Director

Graham E. Jones 1933 Board member since 2005	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	$10,001 — $50,000	over $100,000	77
Rebecca W. Rimel 1951 Board member since 2005	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care(4) (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	None	over $100,000	77
William N. Searcy, Jr. 1946 Board member since 2005	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(4) (telecommunications) (November 1989-September 2003)	None	over $100,000	77
Jean Gleason Stromberg*** 1943 Board member since 2005	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	None	over $100,000	77

			Aggregate Dollar	Number of
			Range of Equity	Funds in
			Securities in all	the Fund
		Dollar Range	Funds Overseen	Complex
	Principal Occupation	of Equity	by the Director	Overseen
	During the Past 5 Years and	Securities in	the Fund	by the
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Other Directorships Held by Director	the Fund(2)	Complex(2)(3)	Director

Carl W. Vogt. 1936 Board member since 2005	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak) Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National Transportation Safety Board	None	over $100,000	75

***	Ms. Stromberg has been nominated to a position as a Class II Director of the Fund, and would resign her Class III directorship immediately prior to her election to a Class II seat.

(1)	The mailing address of each Director with respect to Fund operations is 345 Park Avenue, New York, NY 10154.

(2)	The dollar ranges are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, over $100,000. All fund holdings information is as of August 15, 2007.

(3)	The total number of funds in the Fund Complex is 137.

(4)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(5)	Executive title, not a board directorship.

Required Vote

The election of a Class II Director under the Proposal requires the affirmative vote of the holders of a majority of the Fund’s shares of common stock outstanding and entitled to vote thereon. The Board of Directors of the Fund recommends that stockholders vote “FOR” the nominees.

Section 16(a) Beneficial Ownership Reporting Compliance and Share Ownership

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund’s officers and Directors, investment manager, affiliates of the fund’s investment manager, and persons who beneficially own more than ten percent of a registered class of the fund’s outstanding securities (“Reporting Persons”), to file reports of ownership of the fund’s securities and changes in such ownership with the

Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by the Fund’s Directors and officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal year ended June 30, 2007 were timely.

As of the Record Date, six Directors of the Fund, Ms. Driscoll and Messrs. Froewiss, Gruber, Becton, Jones and Herring, owned, respectively, 288, 1,000, 335, 500, 1,000 and 1,000 shares of common stock of the Fund, representing less than 1% of the outstanding shares of the Fund’s common stock. No other Director owned shares of the Fund.

To the knowledge of the Fund, as of June 30, 2007, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of any class of the Fund’s outstanding shares.

Board Meetings — Committees of the Board of Directors

The Board of Directors of the Fund met eight times during the fiscal year ended June 30, 2007. Each Director attended at least 75% of all meetings of the Board of Directors and of all meetings of committees of the Board on which he or she served as a regular member. As of December 31, 2006, the Board of Directors has an Audit Committee, a Closed-End Funds Committee, an Expense/Operations Committee, an Equity Oversight Committee, a Legal/Regulatory/Compliance Committee, a Marketing/ Distribution/Shareholder Service Committee, a Nominating/Corporate Governance Committee, and a Valuation Committee. The Board does not have a compensation committee. The responsibilities of each Committee are described below.

Audit Committee

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent registered public accounting firm, reviews the independence of such firm, reviews scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. Each member of the Audit Committee is “independent” as defined in the New York Stock Exchange listing standards applicable to closed-end funds, on which the common stock of the Fund is listed. The Audit Committee for the Fund met seven times during the fiscal year ended June 30, 2007. A current copy of the Audit Committee charter is not available on the Fund’s website, but is attached as Appendix B to this Proxy Statement.

The Board has selected PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accounting firm for the Fund for the fiscal year ended June 30, 2007. The Fund’s financial statements for the fiscal year ended June 30, 2007 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the two most recent fiscal years:

Fund	Fiscal Year Ended	Audit Fees	Tax Fees	Audit — Related Fees	All Other Fees

DWS Global Commodities Stock Fund, Inc.	June 30, 2006	$113,000	$0	$0	$15,000
	June 30, 2007	$60,000	$0	$128	$0

The fees disclosed under the “Audit-Related Fees” were the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees” and specifically include fees for agreed-upon procedures performed by PwC. “All Other Fees” represents fees for products and services other than “Audit Fees” and “Audit-Related Fees.”

The following table shows the aggregate amount of fees that PwC billed during the Fund’s last two fiscal years for non-audit services rendered to the Fund, DIMA and any entity controlling, controlled by or under common control with DIMA that provides ongoing services to the Fund (the “Affiliated Service Providers”).

Total Non-Audit Fees
Billed to Investment
			Manager and Affiliated	Total Non-Audit
			Fund Service Providers	Fees Billed to
			(engagements related	Investment Manager
		Total	directly to the	and Affiliated Fund
	Fiscal Year	Non-Audit Fees	operations and financial	Service Providers (all
	Ended	Billed to Fund	reporting of the Fund)	other engagements)	Total of (A), (B)
	June 30	(A)	(B)	(C)	and (C)

DWS Global Commodities Stock Fund, Inc.	2006	$15,000	$197,605	$15,000	$227,605
	2007	$0	$16,250	$0	$16,250

The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund, DIMA and any Affiliated Service Provider that related directly to the Fund’s operations and financial reporting.

In accordance with pre-approval procedures approved by the Audit Committee, the engagement of an independent registered public accounting firm to provide audit or non-audit services to the Fund is required to be approved by the Fund’s Audit Committee or by the Audit Committee Chairman prior to the commencement of any such engagement. Further, the independent registered public accounting firm is required to report to the Audit Committee at each of its regular meetings all Fund services initiated since the last report was rendered, including a general description of the services and projected fees, and the means by which such Fund services were approved by the Committee.

Pursuant to “Procedures for Engagement of Independent Auditors for Audit and Non-Audit Services,” approved by the Fund’s Board of Directors, pre-approval procedures for the engagement of the independent registered public accounting firm to provide any Fund services or any Fund-related services by Affiliated Service Providers are as follows: (1) a written request addressed to the Audit Committee is prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the independent registered public accounting firm and (2) if time reasonably permits, the request is included in the meeting materials for the upcoming Committee meeting where the Committee will discuss the proposed engagement and approve or deny the request. Should the request require more immediate action, the written request will be e-mailed, faxed or otherwise delivered to the Audit Committee, followed by a telephone call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chair’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

The Audit Committee for the Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to DIMA and any Affiliated Service Provider. The Committee considered this in evaluating PwC’s independence. The Fund’s Audit Committee gave careful consideration to the non-audit related services provided by PwC to: (1) the Fund, (2) DIMA and (3) entities controlling, controlled by or under common control with DIMA that provide ongoing services to the Fund. Based in part on certain representations and information provided by PwC, the Audit Committee determined that the provision of these services was compatible with maintaining PwC’s independence.

Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report for DWS Global Commodities Stock Fund, Inc.

The Audit Committee of the Fund has provided the following report:

In connection with the audited financial statements as of and for the year ended June 30, 2007 included in the Fund’s Annual Report (the “Annual Report”), at a meeting held on August 21, 2007, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.

The members of the Audit Committee of the Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund’s Annual Report.

Submitted by the Audit Committee of the Fund’s Board of Directors: Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee recommends to the Board candidates to serve as Board Members and oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluation of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee for the Fund met two times during the fiscal year ended June 30, 2007. On August 1, 2007, the Nominating/Corporate Governance Committee recommended, and Independent Directors nominated, the Nominees presented in this Proxy Statement.

The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee, dealing with the Committee’s nominating functions. A current copy of the Nominating/Corporate Governance Committee Charter is not available on the Fund’s website, but is included as Appendix C to this Proxy Statement.

While the Committee is solely responsible for the selection and recommendation of candidates to the Board, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Stockholder nominations shall be made pursuant to timely notice delivered in writing to the Secretary of the Fund. To be timely, any such notice by a stockholder of the Fund must be delivered to the principal executive offices of the Fund not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Any such notice by a stockholder shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director (A) the name, age, business address and residence address of such person, (B) the class, series and number of shares, if any, of the capital stock of the Fund which are beneficially owned by such person, (C) whether such stockholder believes such person is, or is not, an “interested person” of the Fund, as such term is defined in the 1940 Act and information that is sufficient, in the discretion of the Board of Directors or any Committee thereof or any authorized person of the Fund, to make such determination and (D) all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors (even if an election contest is not involved) or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a Director of the Fund) and the Fund’s Bylaws; and (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Fund’s books and the current name and address, if different and (B) the class, series and number of shares of the capital stock of the Fund which are beneficially owned. Other than as described above and as set forth in its charter, the Nominating/Corporate Governance Committee has not adopted a formal process for identifying and evaluating director nominees.

The Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are a prerequisite for a candidate to possess. The Committee shall take into consideration such factors as it deems appropriate in considering candidates. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

Any stockholder wishing to make any inquiries of the Board of Directors should address such inquiries in writing (by certified mail, return receipt requested) to the Secretary of the Fund. Communications should be sent to the Board of Directors of DWS Global Commodities Stock Fund, Inc., c/o John Millette, Secretary to the Fund, Two International Place, Boston, Massachusetts 02110.

Directors are invited to all stockholder meetings and are encouraged to attend stockholder meetings when these meetings coincide with meetings of the Board of Directors. Effective as of April 2, 2004, the Board of Directors of the Fund has established a policy that at least one Director shall attend all stockholder meetings. Incumbent Director Kenneth C. Froewiss personally attended the 2006 annual meeting of stockholders for the Fund, at which the only proposal considered was with respect to the election of directors.

Valuation Committee

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee met six times during the fiscal year ended June 30, 2007.

Closed-End Funds Committee

The Closed-End Funds Committee (i) oversees the trading discount of each closed-end fund, (ii) monitors closed-end funds’ relationships with stockholders and intermediaries and considers stockholder proposals, (iii) considers any issues relating to, or arising by virtue of, the listing of a closed-end fund’s shares on a stock exchange, and (iv) considers such other matters relating to the operation of closed-end funds as the Committee deems necessary or appropriate. The members of the Closed-End Funds Committee are Kenneth C. Froewiss (Chair), Martin J. Gruber, Richard J. Herring, Graham E. Jones and Jean Gleason Stromberg. The Closed-End Funds Committee met one time during the fiscal year ended June 30, 2007.

Expense/Operations Committee

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Investment Manager’s brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. The Expense/Operations Committee met six times during the fiscal year ended June 30, 2007.

Equity Oversight Committee

The Equity Oversight Committee meets regularly with the Fund’s portfolio managers and other investment personnel to review the Fund’s investment strategies and investment performance of the Fund and the other DWS funds primarily investing in equity securities. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The Equity Oversight Committee met six times during the fiscal year ended June 30, 2007.

Legal/Regulatory/Compliance Committee

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, (ii) general compliance matters relating to the Fund, and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee met six times during the fiscal year ended June 30, 2007.

Marketing/Distribution/Shareholder Service Committee

The Marketing/Distribution/Shareholder Service Committee oversees the quality, costs and types of shareholder services provided to the Fund and its shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee met six times during the fiscal year ended June 30, 2007.

Officers of the Fund

The following persons are officers of the Fund:

	Position with the Fund and	Business Experience and Directorships
Name and Date of Birth	Length of Time Served	During the Past 5 Years

Michael Clark Born 1965	President of the Fund since 2006	Managing Director, Deutsche Asset Management (since 2006); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Management; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000).

	Position with the Fund and	Business Experience and Directorships
Name and Date of Birth	Length of Time Served	During the Past 5 Years

Paul H. Schubert Born 1963	Chief Financial Officer and Treasurer of the Fund since 2004	Managing Director, Deutsche Asset Management (since July 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).
John Millette Born 1962	Vice President and Secretary of the Fund since 2004	Director, Deutsche Asset Management.
Patricia DeFilippis Born 1963	Assistant Secretary of the Fund since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).
Elisa D. Metzger Born 1962	Assistant Secretary of the Fund since 2005	Director, Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005).
Caroline Pearson Born 1962	Assistant Secretary of the Fund since 2004	Managing Director, Deutsche Asset Management.
Paul Antosca Born 1957	Assistant Treasurer of the Fund since 2007	Director, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006).
Kathleen Sullivan D’Eramo Born 1957	Assistant Treasurer of the Funds since 2004	Director, Deutsche Asset Management.
Jason Vazquez Born 1972	Anti-Money Laundering Compliance Officer of the Fund since 2007	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations manager for AXA Financial (1999-2004).
Robert Kloby Born 1962	Chief Compliance Officer of the Fund since 2006	Managing Director, Deutsche Asset Management (since 2004). Formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988).
J. Christopher Jackson Born 1951	Chief Legal Officer of the Fund since 2006	Director, Deutsche Asset Management (since 2006); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009).

Compensation of Directors and Certain Officers

Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the DWS fund complex that is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $132,000 for service as a Director of the Fund and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $4,000 per meeting day for each meeting of such funds attended and an aggregate fee of $1,000 for each special telephonic meeting of such funds attended. The chairman of the Board receives an additional retainer of $50,000 annually. The chair of the Audit Committee receives an additional aggregate fee of $8,000 annually, and each other Committee chairperson receives an additional aggregate fee of $5,000 annually. All Directors are reimbursed for the expenses of attendance at such meetings. In the column in the following table headed “Total Compensation From the Fund Complex for the Year Ended December 31, 2006,” the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and such other DWS funds that each Director serves or served in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex. Because he is an interested person of the Fund, Mr. Schwarzer receives no compensation from any fund in the DWS complex.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) For the Fund, aggregate compensation received by a Director from the Fund for the fiscal year ended June 30, 2007.

Column (3) Total compensation for Directors from the Fund Complex for the year ended December 31, 2006.

	(2)
	Aggregate
	Compensation	(3)
	from Fund for the	Total Compensation from
	Fiscal Year Ended	the Fund Complex for
(1)	June 30,	the Year Ended
Director	2007	December 31, 2006(1)(2)

Henry P. Becton, Jr.	$1,081	$189,000
Dawn-Marie Driscoll(3)	$1,356	$251,000
Keith R. Fox	$1,082	$195,000
Kenneth C. Froewiss	$1,105	$234,988
Martin J. Gruber	$1,044	$188,000
Richard J. Herring	$1,014	$184,000
Graham E. Jones	$1,121	$206,000
Rebecca W. Rimel	$1,019	$185,000
Philip Saunders, Jr.	$1,102	$207,000
William N. Searcy	$1,102	$206,000
Jean Gleason Stromberg	$1,055	$202,000
Carl W. Vogt	$1,062	$189,000

(1)	Aggregate compensation includes amounts paid to the Directors for special meetings of ad hoc committees of the Board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS funds.

(2)	During the calendar year 2006, the total number of funds overseen by each Director was 87 funds, except for Mr. Froewiss, who oversaw 90 funds.

(3)	Includes $50,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

None of the Independent Directors or their family members had any interest in DIMA or any person directly or indirectly controlling, controlled by, or under common control with DIMA as of December 31, 2006.

DIMA supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund’s officers are also officers, directors or employees of Deutsche Asset Management (see “The Investment Manager”), although the Fund makes no direct payments to them.

The Investment Manager

DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund’s investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund’s

Board of Directors, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations. The Investment Manager provides a full range of investment advisory services to retail and institutional clients. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any postponement or adjournment thereof in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of DIMA. The Fund has retained Georgeson Inc. (“Georgeson”), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $9,500, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the Meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-905-7281. Any proxy given by a stockholder is revocable until voted at the Meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received by October 19, 2007, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments to a date not more than 120 days after the Record Date and without notice other than announcement at the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.

If a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, to a date not more than 120 days after the Record Date, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business which might have been transacted at the original Meeting may be transacted.

The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

The Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the Fund, John Millette, c/o Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts, 02110, not less than 120 nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2008 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the Fund must receive it on or before May 2, 2008. All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the Fund.

By order of the Board of Directors,

John Millette,
Secretary

Two International Place
Boston, Massachusetts 02110
August 30, 2007

APPENDIX A

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures

Corporate Accounts
(1) ABC Corp	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

A-1

APPENDIX B

DWS SCUDDER FUNDS
(NEW YORK BOARD)

AUDIT COMMITTEE CHARTER
Adopted December 20, 2006

This document constitutes the Charter of the Audit Committee (the “Committee”) of the Board of Trustees/Directors (the “Board”) of the DWS Scudder (New York Board) Funds (the “Funds”). The Board established the Committee to provide oversight with respect to the Funds’ accounting and financial reporting policies and practices.

1.	Organization. The Committee shall be composed of three or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Funds, who do not receive consulting, advisory or other compensatory fees from the Funds or from the Funds’ investment adviser or its affiliates, except fees from the Funds for services as a Trustee/Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Funds’ shares are traded, if any.

2.	Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

3.	Committee Purposes. The purposes of the Committee are as follows:

(a)	To oversee the Funds’ accounting and financial reporting policies and practices, the Funds’ internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

(b)	To oversee the quality and integrity of the Funds’ financial statements and the qualifications and independence of the independent auditors thereof;

(c)	To exercise direct responsibility for the appointment, compensation, and oversight of the work performed by the Funds’ independent auditors for the purpose of preparing or issuing an audit report or related work; and

(d)	To act as a liaison between the Funds’ independent auditors and the Board.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor’s responsibility to plan and carry out a proper audit.

4.	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To approve the selection, retention, compensation and termination of the Fund’s independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Funds;

(b)	To consider the independence of the Funds’ independent auditors, and in connection therewith to obtain, at least annually, formal written reports from the auditors regarding the auditors’ independence, including a delineation of all relationships between the auditors and the Funds, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors;

(c)	To meet with the Funds’ independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Funds’ annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors’

comments with respect to the Funds’ financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management’s responses thereto; and (iv) to review any other reports, representations or communications from the auditors regarding matters within the Committee’s scope of responsibilities under this Charter;

(d)	To meet regularly with the Funds’ chief financial and accounting officers, the Funds’ Treasurer and the Funds’ investment adviser’s internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Funds;

(e)	To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Funds’ financial policies and procedures, internal accounting controls or disclosure controls and procedures;

(f)	To establish procedures for the receipt, retention and treatment of complaints that the Funds receive regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers (and employees, as applicable) or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Funds, including without limitation questionable accounting or auditing matters;

(g)	To approve and/or establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Funds, and (ii) non-audit services to the Funds’ investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Funds) that relate directly to the Funds’ operations and financial reporting;

(h)	To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Funds’ investment advisers (and their affiliates); and

(i)	To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.	Additional Functions. In addition, with respect to any Fund, the Committee shall also have such purposes, powers and duties as are required pursuant to the applicable rules of any exchange on which shares of such Fund are listed. With respect to Funds listed on the New York Stock Exchange (the “NYSE”), these shall include:

(a)	To oversee the Funds’ compliance with applicable legal and regulatory requirements;

(b)	To prepare an audit committee report to be included in a Fund’s annual proxy statement;

(c)	To obtain and review, at least annually, a report by the independent auditors describing (i) the firm’s internal quality-control procedures and (ii) any material issues raised (A) by the most recent internal quality-control review, or peer review, of the firm, or (B) by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(d)	To discuss with management and the independent auditors the Funds’ annual financial statements, including any narrative discussion by management concerning the Funds’ financial condition and investment performance;

(e)	To discuss with management the Funds’ semi-annual financial statements, including any narrative discussion by management concerning the Funds’ financial condition and investment performance;

(f)	To discuss any press releases discussing the Funds’ investment performance and/or other financial information about the Funds, as well as any financial information and earnings guidance provided by management to analysts or rating agencies (the Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Funds and the form of presentation

(i.e., a case-by-case review is not required) and need not discuss in advance each such release of information);

(g)	To discuss policies with respect to risk assessment and risk management;

(h)	To meet separately, periodically, with management, with personnel responsible for the Funds’ internal controls and with independent auditors;

(i)	If and to the extent the Funds intend to have employees, to set clear hiring policies for employees or former employees of the independent auditors; and

(j)	To report on the above matters to the Board on a regular basis.

In addition, the Committee shall, with respect to Funds listed on the NYSE or the American Stock Exchange, review the form of the opinion the independent auditors propose to render to the Board and Fund shareholders.

6.	Role of Independent Auditors. The Fund’s independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

7.	Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Funds’ expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

8.	Periodic Review of Charter and Committee. The Committee shall review this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Committee.

APPENDIX C

DWS FUNDS
(NEW YORK BOARD)

NOMINATING/CORPORATE GOVERNANCE
COMMITTEE CHARTER

Adopted December 2, 2005
Revised December 20, 2006

This document constitutes the Charter of the Nominating/Corporate Governance Committee (the “Committee”) of the Board of Trustees/Directors (the “Board”) of the DWS (New York Board) Funds (the “Funds”).

1.	Organization. The Committee shall be composed of two or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Funds (“Independent Directors”).

2.	Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

3.	Committee Purposes. The primary purposes of the Committee are as follows:

(a)	To recommend to the Board candidates to serve as trustees/directors of the Funds’ Board (“Directors”); and

(b)	To oversee and, as appropriate, make recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Directors, allocations of assignments and functions of committees of the Board, and share ownership policies.

4.	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To recommend to the Board candidates to serve as Directors;

(b)	To recommend to the Board any necessary standards or qualifications for service as a Director;

(c)	To establish procedures for the consideration and evaluation of candidates submitted by Fund shareholders to serve as Directors;

(d)	To review the compensation of the Directors and to recommend any changes thereto to the Board;

(e)	To recommend to the Board policies governing retirement of Directors;

(f)	To manage the process of conducting periodic evaluations of the effectiveness of the Board;

(g)	To review and evaluate possible conflicts of interest involving the Funds’ Directors, including without limitation any relationships with the Funds’ investment adviser and its affiliates, any relationships with the Funds’ independent auditors and any outside board positions;

(h)	To review the allocation of assignments and functions to each of the Board’s committees and to recommend any changes in such assignments and functions that the Committee deems necessary or appropriate, including changes to Board’s general committee structure;

(i)	To coordinate, in consultation with each committee of the Board, recommendations to the Board of persons to serve as committee chair;

(j)	To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;

C-1

(k)	To implement the Board’s policy with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;

(l)	To consider such other matters pertinent to the Committee’s purposes as the Committee deems necessary or appropriate; and

(m)	To report its activities to the Board on a regular basis and to make such determinations or recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.	Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Funds’ expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

6.	Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

C-2

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
DWS GLOBAL COMMODITIES STOCK FUND, Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of DWS Global Commodities Stock Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Patricia DeFilippis, Elisa Metzger, and John Millette, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 1:30 p.m. Eastern time, on Friday, October 19, 2007 at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, and any adjournment or postponement thereof, including any adjournment or postponement for the purpose of soliciting further votes in favor of the proposal, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.
The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy Card is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” the proposal described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE SEE REVERSE SIDE
P R O X Y

THERE ARE THREE WAYS TO VOTE YOUR PROXY
INTERNET VOTING
TELEPHONE VOTING
VOTING BY MAIL
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-852-5162, 24 hours a day, 7 days a week. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you directed. Available until 11:59 p.m. Eastern Daylight Time on October 18, 2007.
Visit the Internet voting website at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 11:59 p.m. Eastern Daylight Time on October 18, 2007.
Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope to Georgeson, Wall Street Station, P.O. Box 1101, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.
TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
• Please mark votes as in this example.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.
• THE ELECTION OF FOUR CLASS II DIRECTORS: • Nominees: Keith R. Fox, • Kenneth C. Froewiss, Richard J. Herring, Jean Gleason Stromberg
FOR all nominees listed (except as marked to the contrary below)
(Instructions: To withhold authority to vote for any individual nominee or nominees, write that nominee’s name on the space below.)
Nominee exception(s)
WITHHOLD AUTHORITY for all nominees listed
The Proxies are authorized to vote in their discretion on any business that may properly come before the meeting and any adjournments thereof.
Date
, 2007
Signature(s)
Signature, if held jointly
Please sign here exactly as your name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).